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                                                              EXHIBIT 24.1


                        ANHEUSER-BUSCH COMPANIES, INC.
                              POWER OF ATTORNEY

    Each of the undersigned directors and officers of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), hereby appoints August A. Busch III, W. Randolph Baker and JoBeth G. Brown, and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the (i) proposed registration under said Act of 10,000,000 shares of common stock pursuant to a Registration Statement on Form S-8 to be transferred pursuant to the Anheuser-Busch Deferred Income Stock Purchase and Savings Plan, this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of the common stock, and to any amendments to said proposed Registration Statement and (ii) amendments to any existing Registration Statement on Form S-8 relating to shares of common stock to be transferred pursuant to the Anheuser-Busch Deferred Income Stock Purchase and Savings Plan, this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the amendments.

    IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of September 27, 2000.

      /s/ AUGUST A. BUSCH III                  /s/ W. RANDOLPH BAKER
-------------------------------------      ----------------------------------
          August A. Busch III                      W. Randolph Baker
         Chairman of the Board                     Vice President and
             and President                      Chief Financial Officer
     (Principal Executive Officer)           (Principal Financial Officer)

         /s/ JOHN F. KELLY                     /s/ BERNARD A. EDISON
-------------------------------------      ----------------------------------
             John F. Kelly                         Bernard A. Edison
     Vice President and Controller                      Director
     (Principal Accounting Officer)

       /s/ CARLOS FERNANDEZ G.                     /s/ JOHN E. JACOB
-------------------------------------      ----------------------------------
           Carlos Fernandez G.                       John E. Jacob
                Director                                Director

         /s/ JAMES R. JONES                    /s/ CHARLES F. KNIGHT
-------------------------------------      ----------------------------------
             James R. Jones                        Charles F. Knight
                Director                                Director

     /s/ VERNON R. LOUCKS, JR.                 /s/ VILMA S. MARTINEZ
 -------------------------------------      ----------------------------------
        Vernon R. Loucks, Jr.                     Vilma S. Martinez
                Director                                Director

       /s/ JAMES B. ORTHWEIN                  /s/ WILLIAM PORTER PAYNE
 -------------------------------------      ----------------------------------
          James B. Orthwein                      William Porter Payne
                Director                                Director



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         /s/ JOYCE M. ROCHE                    /s/ PATRICK T. STOKES
-------------------------------------      ----------------------------------
             Joyce M. Roche                        Patrick T. Stokes
                Director                                Director

        /s/ ANDREW C. TAYLOR
-------------------------------------      ----------------------------------
            Andrew C. Taylor                     Douglas A. Warner III
                Director                                Director

                      /s/ EDWARD E. WHITACRE, JR.
	        -------------------------------------
                          Edward E. Whitacre, Jr.